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                                                                 Exhibit 10.14

                        EXECUTIVE EMPLOYMENT AGREEMENT
                        ------------------------------

     THIS EXECUTIVE EMPLOYMENT AGREEMENT (this "Agreement") is made as of May 3,
                                                ---------
1995, between Pinnacle Towers Inc., a Delaware corporation (the "Company"), and
                                                                 -------
James M. Dell'Apa ("Executive").
                    ---------

     This Agreement is being entered into in connection with the consummation of the transactions contemplated by the Subscription and Stockholders Agreement dated as of April 17, 1995 (as in effect from time to time, the "Stockholders
                                                                 ------------
Agreement") among the Company, ABRY Broadcast Partners II, L.P., a Delaware
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limited partnership ("ABRY Partners"), Executive and the other Executives named
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in the Stockholders Agreement.  The execution and delivery of this Agreement are conditions precedent to ABRY Partners' obligation to consummate the transactions contemplated by the Stockholders Agreement. Each capitalized term used and not otherwise defined in this Agreement has the meaning which the Stockholders Agreement assigns to that term.

     In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   EMPLOYMENT.  The Company will employ Executive, and Executive accepts
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employment with the Company, upon the terms and conditions set forth in this
Agreement, for the period beginning on the date of this Agreement and ending as provided in Section 4 (the "Employment Period").
                            -----------------

     2.   POSITION AND DUTIES.  During the Employment Period, Executive will
          -------------------
render such managerial, analytical, administrative, marketing and other executive services to the Company and its Subsidiaries as are from time to time necessary in connection with the management and affairs of the Company, which will include acquiring, owning, constructing, licensing, managing-for-hire, leasing, operating and divesting tower or other communication sites and related properties (together with all reasonably related activities, the "Business").
                                                                  --------
During the Employment Period, except as otherwise determined by the Board, Executive will serve as the chief executive officer of the Company. Executive will report to the Board, and Executive will devote his best efforts and his full business time and attention (except for permitted vacation periods and reasonable periods of illness or other incapacity) to the business and affairs of the Company and its Subsidiaries. Executive will perform his duties and responsibilities to the best of his abilities in a diligent, trustworthy, businesslike and efficient manner
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     3.   BASE SALARY, BONUS AND BENEFITS.
          -------------------------------

          (A) BASE SALARY. During the Employment Period, Executive will be paid
              -----------
as base compensation for services (as in effect from time to time, the "Base
                                                                        ----
Salary") the amount described in this paragraph 3(a). The Base Salary initially
------
will be $75,000 per annum, and will be subject to annual review and adjustment from time to time by the Board. The Base Salary will be payable in regular installments in accordance with the Company's general payroll practices. In addition, during the Employment Period, Executive will be entitled to participate in all of the employee benefit programs for which senior executive employees of the Company are generally eligible.

          (B) REIMBURSEMENT OF EXPENSES. The Company will reimburse Executive
              -------------------------
for all reasonable expenses incurred by him in the course of performing his duties under this Agreement and which are consistent with the Company's policies in effect from time to time with respect to travel, entertainment and other business expenses, subject to the Company's requirements with respect to reporting and documentation of such expenses.

          (C) BONUS. In addition to the Base Salary, the Company (by action of
              -----
the Board) may, in its sole discretion, award a bonus (the "Bonus") to Executive
                                                            -----
following the end of each fiscal year during the Employment Period based upon Executive's performance and the Company's and the Subsidiaries' operating results during such fiscal year. The amount of the Bonus, if any, will be determined, and may be adjusted, from time to time as the Board may determine.

          (D) FRINGE BENEFITS. In addition to the Base Salary and Bonus,
              ---------------
Executive will be entitled to the following benefits during the Employment Period, unless otherwise modified by the Company (by action of the Board):

               (i) at the Company's expense, the use of an automobile supplied by the Company; and

               (ii) health insurance and disability insurance of such coverage as is determined by the Board.

     4.   TERMINATION.  The Employment Period will continue until Executive's
          -----------
resignation, death or disability or other incapacity (as determined by the Board in good faith) or until the Employment Period is terminated by the Company (by action of the Board) for any reason or for no reason. In the event of Executive's resignation, death, disability or other incapacity or the termination of the Employment Period by the Company for Cause (as defined below), Executive will not be entitled to receive his Base Salary or any fringe benefits or Bonus for periods after the termination of the Employment Period.
In the event of termination of the Employment Period by the Company for any other reason or for

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

no reason, Executive will be entitled to receive his Base Salary (at the rate then in effect) and fringe benefits described in paragraph 3(d) for a period of eighteen months thereafter (so long as Executive is not in breach of paragraph 6 or paragraph 7). For purposes of this Agreement, "Cause" will mean (i) the
                                                   -----
commission of a felony or a crime involving moral turpitude or the commission of any act involving dishonesty, disloyalty or fraud with respect to the Company or any Subsidiary, (ii) conduct tending to bring the Company or any Subsidiary into substantial public disgrace or disrepute, (iii) substantial and repeated failure to perform duties as reasonably directed by the Board, (iv) gross negligence or willful misconduct with respect to the Company or any Subsidiary or (v) any other material breach of this Agreement which is not cured within fifteen (15) days after written notice thereof to Executive.

     5.   RESIGNATION AS OFFICER OR DIRECTOR.  Upon the termination of the
          ----------------------------------
Employment Period, Executive will resign each position (if any) that he then holds as an officer or director of the Company or any Subsidiary.

     6.   CONFIDENTIAL INFORMATION.  The Executive acknowledges that the
          ------------------------
information, observations and data which has been or may be obtained by him while employed by the Company (including while employed by or associated with Old Paramount) concerning the business or affairs of the Company or any Subsidiary (collectively, "Confidential Information") are and will be the
                           ------------------------
property of the Company and the Subsidiaries. Therefore, Executive agrees that he will not disclose to any unauthorized Person or use for his own account any Confidential Information without the prior written consent of the Company (by the action of the Board), unless and to the extent that the aforementioned matters become generally known ta and available for use by the public other than as a result of Executive's acts or omissions to act. Executive will deliver to the Company at the termination of the Employment Period, or at any other time the Company may request, all memoranda, notes, plans, records, reports, computer tapes and software and other documents and data (and copies thereof) containing or relating to Confidential Information or the business of the Company or any Subsidiary which he may then possess or have under his control.

     7.   NON-COMPETE, NON-SOLICITATION.
          -----------------------------

          (A) NON-COMPETE.  Executive acknowledges that in the course of his
              -----------
employment with the Company (including while employed by or associated with Old Paramount) he has and will become familiar with trade secrets and other confidential information concerning the Company or any Subsidiary, and their predecessors, and with investment opportunities relating to the Business, and that his services will be of special, unique and extraordinary value to the foregoing entities. Therefore, Executive agrees that, during the Employment Period and for two (2) years thereafter (the Employment Period and such 2 years being the "Noncompete Period"),
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

he will not directly or indirectly own, manage, control, participate in, consult with, render services for, or in any other manner engage in, any business competing with the business of the Company or any Subsidiary, as such businesses exist or are in process on the date of the termination of the Employment Period, within the Target Area (the Target Area being the area which management of the Company has proposed, as a material inducement for the investments by ABRY Partners which are contemplated by the Stockholders Agreement, as the primary region for the development and operation of the Company's business) or in any geographical area which is outside the Target Area and in which the Company or any Subsidiary then engages in such business or in which the Company or any Subsidiary then has entered into or offered to enter into a letter of intent or other agreement to acquire, operate or manage one or more tower properties or with respect to any other transaction relating to the Business. Nothing in this paragraph 7 will prohibit Executive from being a passive owner of not more than 2% of the outstanding stock of a corporation of any class which is publicly traded, so long as Executive has no active participation in the business of such corporation. The "Target Area" means the states of Alabama, Florida, Georgia,
                   -----------
Louisiana, Mississippi, North Carolina and South Carolina.

          (B) NON-SOLICITATION.  During the Noncompete Period, Executive will
              ----------------
not directly or indirectly (i) induce or attempt to induce any employee of the Company or any Subsidiary to leave the employ of such entity, or in any way interfere with the relationship between any such entity and any employee thereof, (ii) hire any person who was an employee of the Company or any Subsidiary at any time during the Employment Period, or
(iii) induce or attempt to induce any customer, supplier or other business relation of the Company or any Subsidiary to cease doing business with such entity, or in any way interfere with the relationship between any such customer, supplier or other business relation and such entity.

     8.   ENFORCEMENT.  The Company and Executive agree that if, at the time of
          -----------
enforcement of Section 6 or 7, a court holds that any restriction stated in such
Section is unreasonable under circumstances then existing, then the maximum period, scope or geographical area reasonable under such circumstances will be substituted for the stated period, scope or area. Because Executive's services are unique and because Executive has access to information of the type described in Sections 6 and 7, the Company and Executive agree that money damages would be an inadequate remedy for any breach of Section 6 or 7. Therefore, in the event of a breach or threatened breach of Section 6 or 7, the Company or its successors or assigns (or any other affected Person) may, in addition to other rights and remedies existing in their favor, apply to any court of competent jurisdiction for specific performance and/or injunctive or other relief in order to enforce, or prevent any violations of, the provisions of Section 6 or 7,

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

without posting a bond or other security. The provisions of Sections 6, 7 and 8 are intended to be for the benefit of the Company, the Subsidiaries, their respective successors and assigns, each of which may enforce such provisions and each of which (other than the Company) is an express third-party beneficiary of such provisions. Sections 6, 7 and 8 will survive and continue in full force in accordance with their terms notwithstanding any termination of the Employment Period.

     9.   REPRESENTATIONS.  Executive represents and warrants to the Company
          ---------------
that Executive is not a party to or bound by any employment agreement, noncompete agreement or confidentiality agreement with any other Person.

     10.  NOTICES.  Any notice provided for in this Agreement will be in writing
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and will be either personally delivered, or mailed by first class mail, return receipt requested, or sent by reputable overnight courier, in each case with delivery charges or postage prepaid, to the recipient at the address indicated below:

     Notices to Executive:
     --------------------

     2015 Klingle Road, N.W.
     Washington, D.C. 20010

     Notices to the Company:
     ----------------------

     c/o ABRY Partners, Inc.
     18 Newbury Street
     Boston, Massachusetts 02116
     Attention:  President

or such other address or to the attention of such other Person as the recipient party will have specified by prior written notice to the sending party. Any notice under this Agreement will be deemed to have been given when so delivered or mailed.

     11.  AMENDMENT AND WAIVER.  No modification, amendment or waiver of any
          --------------------
provision of this Agreement will be effective unless such modification, amendment or waiver is approved in writing by the Company, Executive and ABRY Partners. The failure of either to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms. The Company and Executive intend that ABRY Partners, so long as it is a stockholder of the Company, be and is a third-party beneficiary of this Agreement.

     12.  SEVERABILITY.  Whenever possible, each provision of this Agreement
          ------------
will be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this

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

Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction or affect the validity, legality or enforceability of any provision in any other jurisdiction, but this Agreement will be reformed, construed and enforced in that jurisdiction as if such invalid, illegal or unenforceable provision had never been contained in this Agreement.

     13.  ENTIRE AGREEMENT.  This Agreement embodies the complete agreement and
          ----------------
understanding among the parties to this Agreement with respect to the subject matter of this Agreement and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter of this Agreement in any way.

     14.  SUCCESSORS AND ASSIGNS.  This Agreement will bind and inure to the
          ----------------------
benefit of and be enforceable by the Company, ABRY Partners and Executive and their respective assigns; provided that Executive may not assign his rights
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under this Agreement without the prior written consent of each of the Company and ABRY Partners.

     15.  COUNTERPARTS.  This Agreement may be executed simul taneously in two
          ------------
or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

     16.  DESCRIPTIVE HEADINGS; INTERPRETATION.  The descriptive headings of
          ------------------------------------
this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement.

     17.  GOVERNING LAW.  All issues and questions concerning the construction,
          -------------
validity, interpretation and enforcement of this Agreement will be governed by and construed in accordance with the domestic laws of the Commonwealth of Massachusetts, without giving effect to any choice of law or conflict provision or rule (whether of the Commonwealth of Massachusetts or any other jurisdiction) that would cause the laws of any jurisdiction other than the Commonwealth of Massachusetts to be applied. In furtherance of the foregoing, the internal law of the Commonwealth of Massachusetts will control the interpretation and construction of this Agreement (and all schedules and exhibits hereto), even if under that juris diction's choice of law or conflict of law analysis, the substan tive law of some other jurisdiction would ordinarily apply.

     18.  NO STRICT CONSTRUCTION.  The parties to this Agreement have
          ----------------------
participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if

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

drafted jointly by the parties, and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

                                 *  *  *  *  *

     IN WITNESS WHEREOF, the parties hereto have executed this Executive Employment Agreement as of the date first written above.

                                    PINNACLE TOWERS, INC.

                                    By:________________________________

                                    Its:_______________________________


                                    ___________________________________
                                    James M. Dell'Apa



TPA3-523927

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